EXHIBIT 10.1
EXECUTION COPY
[CSS]

EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This EIGHTH AMENDMENT (this “Amendment”), dated as of May 7, 2010, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the “Seller”), CSS INDUSTRIES, INC., a Delaware corporation (“CSS”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the Sub-Servicers party hereto, MARKET STREET FUNDING LLC (f/k/a Market Street Funding Corporation), a Delaware limited liability company (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendment to the Agreement.

1.1 Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting “May 7, 2010” where it appears therein and substituting “July 6, 2010” therefor.

SECTION 2. Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof, provided that the Facility Termination Date or a Termination Event or Unmatured Termination Event has not occurred and subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.

SECTION 3. Representations and Warranties; Covenants.

Each of the Seller, the Servicer and each Sub-Servicer, as applicable, hereby represents and warrants to the Issuer and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by each of the Seller, the Servicer and each Sub-Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s, the Servicer’s and each Sub-Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 6. Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING

ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

SECTION 7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CSS FUNDING LLC

By:	/s/ Vincent A. Paccapaniccia
Name:	Vincent A. Paccapaniccia
Title:	Vice President

CSS INDUSTRIES, INC.

By:	/s/ Vincent A. Paccapaniccia
Name:	Vincent A. Paccapaniccia
Title:	Vice President – Finance

BERWICK OFFRAY LLC (f/k/a Berwick Industries LLC), as a Subservicer

By:	/s/ Vincent A. Paccapaniccia
Name:	Vincent A. Paccapaniccia
Title:	Vice President

CLEO INC, as a Subservicer

By:	/s/ Vincent A. Paccapaniccia
Name:	Vincent A. Paccapaniccia
Title:	Vice President

LION RIBBON COMPANY, INC., as a Subservicer

By:	/s/ Vincent A. Paccapaniccia
Name:	Vincent A. Paccapaniccia
Title:	Vice President

PAPER MAGIC GROUP, INC. (f/k/a The Paper Magic Group, Inc.), as a Subservicer

By:	/s/ Vincent A. Paccapaniccia
Name:	Vincent A. Paccapaniccia
Title:	Vice President

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President